Exhibit 10.18

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of February 6, 2014, made by HD SUPPLY HOLDINGS, LLC, a Florida limited liability company and HD SUPPLY FACILITIES MAINTENANCE, LTD., a Florida limited partnership (each, an “Additional Pledgor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent (in such capacity, the “U.S. ABL Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the ABL Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the Lenders are parties to an ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Guarantee and Collateral Agreement”), in favor of the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the ABL Guarantee and Collateral Agreement);

WHEREAS, the ABL Credit Agreement requires each Additional Pledgor to become a Pledgor under the ABL Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Parent Borrower; and

WHEREAS, each Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the ABL Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             ABL Guarantee and Collateral Agreement.  By executing and delivering this Supplemental Agreement, each Additional Pledgor, as provided in subsection 9.15 of the ABL Guarantee and Collateral Agreement, hereby becomes a Pledgor under the ABL Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Parent Borrower listed in Annex 1-A hereto, as a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the ABL Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2.             GOVERNING LAW.  THIS SUPPLEMENTAL AGREEMENT AND RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF

CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, each of the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY HOLDINGS, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By:	HD Supply GP & Management, Inc.,
its General Partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Signature Page to Supplemental Agreement (ABL)]

Acknowledged and Agreed to as
of the date hereof by:

GENERAL ELECTRIC CAPITAL CORPORATION,
as U.S. ABL Collateral Agent and Administrative Agent

By:	/s/ Steven Flowers
	Name:	Steven Flowers
	Title:	Duly Authorized Signatory

[Signature Page to Supplemental Agreement (ABL)]

Annex 1-A to
Supplemental Agreement

Supplement to
ABL Guarantee and Collateral Agreement
Schedule 2

Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply Holdings, LLC	Creative Touch Interiors, Inc.	Common (voting shares)	No par	23	1000	100%
HD Supply Facilities Maintenance, Ltd.	HD Supply FM Services, LLC	Units of membership interests	No par	N/A	100	100%

1-A-1